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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                April 16, 2001 (Date of earliest event reported)

                              RADYNE COMSTREAM INC.
             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                   0-11685                 11-2569467
     (State or Other              (Commission              (IRS Employer
       Jurisdiction              File Number)           Identification No.)
    of Incorporation)

                 3138 East Elwood Street, Phoenix, Arizona 85034
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code (602) 437-9620

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On April 18, 2001, Tiernan Radyne ComStream, Inc. (the "Company"), a wholly-owned subsidiary of Radyne ComStream Inc., acquired all of the assets of Tiernan Communications, Inc., a California corporation, through a private foreclosure sale conducted at the premises of Tiernan Communications, Inc. Prior to the foreclosure, the Company became the secured lender of Tiernan Communications, Inc. on April 13, 2001, purchasing the secured debt for $3.9 million in cash. The purchase price of the secured debt was negotiated at arms' length between the Company and secured creditors of Tiernan Communications, Inc. and was derived from working capital of the Company. The Company had no prior relationship with Tiernan Communications, Inc. or the creditors from which it acquired the note and security agreements upon which it foreclosed. The Company intends to continue to use the assets acquired by the Company in the manufacture of equipment for distribution of television programming via satellite and terrestrial networks and Internet applications.


ITEM 5. OTHER EVENTS.

Attached hereto as Exhibit 99.1 is a copy of Radyne ComStream Inc.'s press release dated April 16, 2001 titled "Radyne ComStream Acquires Assets of Tiernan Communications, Inc."

Attached hereto as Exhibit 99.2 is a copy of Radyne ComStream Inc.'s press release dated April 19, 2001 titled "Radyne ComStream Closes Asset Purchase of Tiernan Communications, Inc."

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired.

     The financial statements required by Item 7 for this Form 8-K will be filed within 60 days after the date the Form 8-K is due.

(b)  Pro Forma Financial Information.

     The pro forma financial information required by Item 7 of this Form 8-K will be filed within 60 days after the date the From 8-K is due.

(c)  Exhibits

EXHIBIT
NUMBER      DESCRIPTION
------      -----------
2.1         Sale and Assignment of Loan Agreement by and between Venture Banking
            Group, a division of Cupertino National Bank and Tiernan Radyne
            ComStream, Inc. dated April 12, 2001.

2.2         Agreement by and among Tiernan Radyne ComStream, Inc., Tiernan
            Communications, Inc. and Westar Capital II, LLC dated April 13,
            2001.

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

99.1        Radyne ComStream Inc. Press Release dated April 16, 2001 titled
            "Radyne ComStream Acquires Assets of Tiernan Communications, Inc."

99.2        Radyne ComStream Inc. Press Release dated April 19, 2001 titled
            "Radyne ComStream Closes Asset Purchase of Tiernan Communications,
            Inc




                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                RADYNE COMSTREAM
                                                INC.
                                                (Registrant)




                                                ------------------------------
                                                (Signature)

                                                Garry D. Kline
                                                Chief Financial Officer

Date:   April, 27, 2001


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER      DESCRIPTION
-------     -----------
2.1         Sale and Assignment of Loan Agreement by and between Venture Banking
            Group, a division of Cupertino National Bank and Tiernan Radyne
            ComStream, Inc. dated April 12, 2001.

2.2         Agreement by and among Tiernan Radyne ComStream, Inc., Tiernan
            Communications, Inc. and Westar Capital II, LLC dated April 13,
            2001.

99.1        Radyne ComStream Inc. Press Release dated April 16, 2001 titled
            "Radyne ComStream Acquires Assets of Tiernan Communications, Inc."

99.2        Radyne ComStream Inc. Press Release dated April 19, 2001 titled
            "Radyne ComStream Closes Asset Purchase of Tiernan Communications,
            Inc


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